UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 16, 2007

KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-20289	57-0923789
(State or other	(Commission File Number)	(IRS Employer
jurisdiction)		Identification No.)

2835 KEMET Way, Simpsonville, SC		29681
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code:  (864) 963-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CRS 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4c))

Item 2.01 Completion of Acquisitions or Disposition of Assets

On August 10, 2007, KEMET Corporation announced that it has agreed to acquire Arcotronics Italia S.p.A., a leading manufacturer of plastic film and metallized plastic film capacitors and wet tantalum capacitors, from Blue Skye (Lux) S.a.r.l, a company owned by the special opportunities funds managed by D.B. Zwirn & Co., L.P.  In addition to manufacturing capacitors, Arcotronics is a leading manufacturer of battery and film capacitor machinery.  Arcotronics has manufacturing facilities in Italy, Germany, the United Kingdom, Bulgaria, and China.  In the year ended December 31, 2006, Arcotronics had total consolidated sales of approximately EUR 150.0 million (about $207.0 million at current exchange rates).

KEMET has agreed to pay EUR 17.5 million for 100% of the outstanding share capital of Arcotronics.  KEMET will assume or refinance approximately EUR 98.0 million of net financial debt and assume certain other liabilities of the company.  The transaction is subject to customary closing conditions and is expected to close in early October 2007.

A copy of the news release has been included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Not applicable

(b)          Pro Forma Financial Information.

Not applicable

(c)           Not applicable

(d)          Exhibits

99.1        Press Release, dated August 10, 2007 issued by the Company

99.2        Sale and Purchase Agreement

99.3             Convenzione Bancaria

99.4        Environmental Study – Part 1 of 7

99.5        Environmental Study – Part 2 of 7

99.6        Environmental Study – Part 3 of 7

99.7        Environmental Study – Part 4 of 7

99.8        Environmental Study – Part 5 of 7

99.9        Environmental Study – Part 6 of 7

99.10                     Environmental Study – Part 7 of 7

99.11                     Schedule A – Draft Escrow Agreement

99.12                     Schedule B – Draft Waiver Letter

99.13                     Schedule C – Omitted. To be filed upon request of the Securities and Exchange Commission

99.14                     Schedule D – Omitted. To be filed upon request of the Securities and Exchange Commission

99.15                     Schedule E – Draft of Declaration by the Seller

99.16                     Schedule F – Draft of Declaration of Indebtedness at the Closing Date

99.17                     Schedule G – List of Real Estate Properties

99.18                     Side Agreement

99.19                     Waiver Letter

99.20                     Exhibit D – List of Subsidiaries

99.21                     Exhibit E – Data Room Index

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 16, 2007	KEMET Corporation

/s/ David E. Gable

David E. Gable

Senior Vice President and

Chief Financial Officer